Second Quarter 2025 Earnings Presentation Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures 2 Certain statements in this press release which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements about future financial performance of Stellar Bancorp, Inc. (the “Company”), operating results, plans, business and growth strategies, objectives, expectations and intentions, and other statements that are not historical facts, including projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “could,” “scheduled,” “plans,” “intends,” “projects,” “anticipates,” “expects,” “believes,” “estimates,” “potential,” “would,” or “continue” or negatives of such terms or other comparable terminology. All forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company. Such factors include, among others: changes in the interest rate environment, the value of Stellar’s assets and obligations and the availability of capital and liquidity; general competitive, economic, political and market conditions; and other factors that may affect future results of Stellar including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; disruptions to the economy and the U.S. banking system; risks associated with uninsured deposits and responsive measures by federal or state governments or banking regulators; legislative changes, executive orders, regulatory actions and reforms of the Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation and Texas Department of Banking. Additional factors which could affect the Company’s future results can be found in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at www.sec.gov. We disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. GAAP Reconciliation of Non-GAAP Financial Measures Stellar’s management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance. Stellar believes that these non-GAAP financial measures provide meaningful supplemental information regarding its performance and that management and investors benefit from referring to these non-GAAP financial measures in assessing Stellar’s performance and when planning, forecasting, analyzing and comparing past, present and future periods. Specifically, Stellar reviews pre-tax, pre-provision income, pre- tax pre-provision ROAA, tangible book value per share, return on average tangible equity, tangible equity to tangible assets and net interest margin (tax equivalent) excluding PAA for internal planning and forecasting purposes. Stellar has included in this earnings release information relating to these non-GAAP financial measures for the applicable periods presented. These non-GAAP measures should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which Stellar calculates the non-GAAP financial measures may differ from that of other companies reporting measures with similar names.

Houston's Largest Regionally Focused Bank

- **Valuable franchise in one of the best markets in the U.S.**
  - 6th in deposit market share for Houston region(1)(2)
  - 1st in deposit market share for Texas-based banks in the Houston region(1)(2)
  - 10th in deposit market share for Texas-based banks in the State of Texas(1)
  - Noninterest-bearing deposits to total deposits of 36.7% at June 30, 2025
- **Strong core earnings power and capital position for second quarter 2025**
  - Net interest margin (tax equivalent) of 4.18%
  - Net interest margin (tax equivalent) excluding purchase accounting adjustments of 3.95%(3)
  - Total capital ratio (to risk weighted-assets) of 15.98%

	6/30/2025	3/31/2025
	(Dollars in thousands)	
Total assets	$10,493,010	$10,434,887
Total loans	7,287,347	7,283,133
Total deposits	8,673,614	8,562,713
Total loans to total deposits	84.02%	85.06%
Net interest margin (tax equivalent)	4.18%	4.20%
Net interest margin (tax equivalent) excluding PAA(3)	3.95%	3.97%
Noninterest-bearing deposits to total deposits	36.71%	37.44%
Estimated Total capital ratio (to risk-weighted assets)	15.98%	15.97%

Banking Centers



DALLAS
Walnut Hill Ln
Lovers Ln
Dallas North Tollway
Huntsville
Willis
Conroe
The Woodlands
Hempstead
Cypress
Humble
Dayton
HOUSTON
Sealy
Katy
Baytown
Anahuac
Pasadena
Sugar Land
Rosenberg
League City
Wharton
Boling
Woodville
Jasper
Newton
Kirbyville
Buna
Silsbee
Lumberton
BEAUMONT
Orange
Nederland
Port Arthur

Banking Centers

(1) Deposit market share based on FDIC data as of June 30, 2024.
(2) Houston Region defined as the Houston-Pasadena-The Woodlands and Beaumont-Port Arthur MSAs; Excludes non-retail branches.
(3) Purchase accounting accretion ("PAA"). Refer to the calculation of this non-GAAP financial measure and a reconciliation to its most directly comparable GAAP financial measure in the appendix.

stellar BANCORP, INC.
3

$30.1 $25.3 $13.2 $9.0 $8.6 $7.8 $5.7 $5.7 $5.7 $5.3 $3.4 $3.0 $2.6 $2.4 $2.3 $2.1 $1.9 JPMorgan Wells Fargo BofA Zions PNC Frost Prosperity Cadence Woodforest Capital One Third Coast Comerica Truist BOK Regions Texas Capital Texas Independent Focused on Serving the Houston Region 4 Note: Deposit market share based on FDIC data as of June 30, 2024. 1) Houston Region defined as the Houston-Pasadena-The Woodlands and Beaumont-Port Arthur MSAs; Excludes non-retail branches. Source: S&P Capital IQ Pro. Stellar Houston Region Market Share(1) Deposits (dollars in billions) $150.8 Houston Percent of Houston Total Assets Region(1) Company Region Market Name ($B) Deposits ($B) Deposits (%) Share (%) JPMorgan 4,143 150.8 7.5 47.4 Wells Fargo 1,940 30.1 2.1 9.5 BofA 3,258 25.3 1.3 7.9 Zions 88 13.2 17.8 4.1 PNC 557 9.0 2.1 2.8 Stellar 11 8.6 97.6 2.7 Frost 49 7.8 19.1 2.4 Prosperity 40 5.7 20.5 1.8 Cadence 48 5.7 15.1 1.8 Woodforest 10 5.7 70.9 1.8 Capital One 480 5.3 1.4 1.7 Third Coast 4 3.4 87.4 1.1 Comerica 80 3.0 4.8 1.0 Truist 520 2.6 0.7 0.8 BOK 50 2.4 6.5 0.8 Regions 154 2.3 1.8 0.7 Texas Capital 30 2.1 8.7 0.7 Texas Independent 2 1.9 100 0.6

5 Q2 2025 Highlights (1) Refer to the calculation of these non-GAAP financial measures and a reconciliation to their most directly comparable GAAP financial measures in the appendix. The calculation of return on average tangible equity has been adjusted from prior period disclosures.  Solid Profitability: Net income for the second quarter of 2025 was $26.4 million, or diluted earnings per share of $0.51, which translated into an annualized return on average assets of 1.01%, an annualized return on average equity of 6.62% and an annualized return on average tangible equity of 12.16%(1).  Strong Net Interest Margin: Tax equivalent net interest margin for the second quarter of 2025 was 4.18% compared to 4.20% for the first quarter of 2025. The tax equivalent net interest margin, excluding PAA, was 3.95%(1) for the second quarter of 2025 compared to 3.97%(1) for the first quarter of 2025.  Strong Capital Position and Book Value Build: Total risk-based capital ratio increased to 15.98% at June 30, 2025, while book value per share increased to $31.20 at June 30, 2025 from $30.89 at March 31, 2025 and tangible book value per share increased to $19.94(1) at June 30, 2025 from $19.69(1) at March 31, 2025.  Low Net Charge-offs: Net charge-offs of $370 thousand, or 0.01% of average loans, for the six months ended June 30, 2025 along with manageable asset quality, compared to $713 thousand, or 0.02% of average loans, for the six months ended June 30, 2024.  Repurchase of Shares: Repurchased 791 thousand shares at a weighted average price of $26.08 per share during the second quarter of 2025 Tangible Book Value Per Share(1) Total Capital Ratio $14.02 $17.02 $19.05 $19.94 12/31/2022 12/31/2023 12/31/2024 6/30/2025 12.39% 14.02% 16.00% 15.98% 12/31/2022 12/31/2023 12/31/2024 6/30/2025

Deposit Summary 6 Deposit Portfolio Composition Deposits (in millions)(1) Maintaining Discipline Navigating Competitive Deposit Market As of June 30, 2025: • Noninterest-bearing deposits to total deposits: 36.71% • Cost of deposits: 1.97% • Cost of funds: 2.02% • Loan to deposit ratio: 84.02% • Brokered deposits: $163.2 million at June 30, 2025 down from $365.1 million at March 31, 2025 . (1) (1) Other includes changes in IB Demand and MMDA & Sav. deposits. Q2 2025 Q1 2025 Noninterest-bearing ("NIB") 3,183,693$ 3,205,619$ Interest-bearing demand ("IB Demand") 1,941,156 1,863,752 Money market and savings ("MMDA & Sav.") 2,393,767 2,248,616 Certificates and other time ("CD's") 1,154,998 1,244,726 Total deposits 8,673,614$ 8,562,713$ (Dollars in thousands) NIB 36.7% IB Demand 22.4% MMDA & Sav. 27.6% CD's 13.3% $8,563 ($22) ($90) $223 $8,674 3/31/2025 Change in NIB Change in CD's Change in Other 6/30/2025

Loan Summary

Loan Portfolio Composition

	Q2 2025	Q1 2025
	(In thousands)	
Commercial and Industrial ("C&I")	$ 1,346,744	$ 1,362,266
Nonowner-occupied Commercial Real Estate ("NOO CRE")	1,579,848	1,587,456
Owner-occupied CRE ("OO CRE")	1,805,487	1,823,044
Multifamily Real Estate ("MF")	455,646	444,107
Total Commercial Real Estate	3,840,981	3,854,607
CRE Construction & Development ("CRE C&D")	762,911	721,488
1-4 Family Residential ("1-4 Family")	1,126,523	1,125,837
Residential Construction ("Resi. C&D")	137,855	141,283
Consumer and other ("Other")	72,333	77,652
Total	$ 7,287,347	$ 7,283,133



C&I 18.5%
1-4 Family 15.4%
MF 6.3%
Resi. C&D 1.9%
Other 1.0%
CRE C&D 10.4%
NOO CRE 21.7%
OO CRE 24.8%

	Q2 2025				Q1 2025			
	Average Outstanding Balance	Interest Earned	Average Yield	Excl. PAA[(1)]	Average Outstanding Balance	Interest Earned	Average Yield	Excl. PAA[(1)]
	(Dollars in thousands)							
Interest-Earning Assets:								
Loans	$ 7,282,609	$ 121,814	6.71%	6.41%	$ 7,344,298	$ 120,640	6.66%	6.36%
Securities	1,729,384	16,103	3.73%		1,817,286	16,960	3.78%	
Deposits in other financial institutions	436,596	4,782	4.39%		430,621	4,720	4.45%	
Total interest-earning assets	$ 9,448,589	$ 142,699	6.06%	5.83%	$ 9,592,205	$ 142,320	6.02%	5.79%

(1) Refer to the calculation of these non-GAAP financial measures and a reconciliation to their most directly comparable GAAP financial measures in the appendix.

stellar BANCORP, INC. 7

CRE and Office Detail: Q2 2025

CRE (incl. multifamily) by Property Type


Other
15.2%
Retail
16.0%
Healthcare
2.9%
Church 3.4%
Office
10.1%
Auto Sales / Repair
3.4%
Restaurant / Bar
3.9%
Warehouse
14.8%
Hotel / Motel
2.7%
Industrial
4.8%
Multi-family
11.9%
C-Store
10.9%

CRE - Office


Owner-
occupied
41.8%
Non-
owner
occupied
58.2%

(Dollars in thousands)

Property Type	Balance	Average Loan Size	% of Total
Retail	$ 614,162	$ 1,326	16.0%
Warehouse	569,591	794	14.8%
Multi-family	455,646	2,149	11.9%
Convenience Store ("C-Store")	420,536	1,383	10.9%
Office	388,488	821	10.1%
Industrial	182,907	1,829	4.8%
Restaurant / Bar	149,353	1,052	3.9%
Church	129,841	941	3.4%
Auto Sales / Repair	129,223	714	3.4%
Healthcare	109,831	1,121	2.9%
Hotel / Motel	105,899	3,309	2.7%
Other	585,504	1,278	15.2%
Total	$ 3,840,981	1,158	100.0%

(Dollars in thousands)

CRE - Office - Collateral Type	Number	Balance	% of Total	Average Loan Size
Multi-Story Office Building	120	$ 216,903	55.8%	$1,808
Single Story Office Building	284	125,646	32.4%	442
Flex Office Space	69	45,939	11.8%	666
Total	473	$ 388,488	100.0%	821

(Dollars in thousands)

CRE - Office - Maturity	Number	Balance	% of Total	Average Loan Size
0 - 12 months	72	$ 40,112	10.3%	$ 557
13 - 24 months	87	95,072	24.5%	1,093
25 - 36 months	54	55,649	14.3%	1,031
37 - 48 months	24	17,460	4.5%	728
49 + months	236	180,195	46.4%	764
Total	473	$ 388,488	100.0%	821

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Loans – Repricing and Maturity: Q2 2025

Total Loans *in thousands*	Repricing Term							
	3 Months or Less	3-12 Months	1-3 Years	3-5 Years	5-10 Years	10-15 Years	Over 15 Years	Total
Commercial and industrial	$ 689,671	$ 133,833	$ 221,195	$ 211,667	$ 62,228	$ 28,151	$ -	$ 1,346,744
Real Estate:								
Commercial real estate (including multi-family residential)	418,434	125,126	144,399	55,572	8,694	10,686	-	762,911
Commercial real estate construction and land development	996,823	453,078	1,558,518	452,677	221,317	146,069	12,499	3,840,981
1-4 family residential (including home equity)	105,107	117,158	257,010	262,679	91,444	24,958	268,167	1,126,523
Residential construction	83,049	15,050	4,657	9,975	24,187	937	-	137,855
Consumer and other	36,130	13,066	9,930	12,004	1,193	-	10	72,333
Total Loans	**$ 2,329,214**	**$ 857,310**	**$ 2,195,709**	**$ 1,004,573**	**$ 409,064**	**$ 210,801**	**$ 280,676**	**$ 7,287,347**
% Total Loans	*31.96%*	*11.76%*	*30.13%*	*13.79%*	*5.61%*	*2.89%*	*3.85%*	*100.00%*
Wtg Avg Rate	*8.30%*	*5.96%*	*5.61%*	*7.36%*	*5.55%*	*5.26%*	*5.52%*	*6.33%*

Total Loans *in thousands*	Rate Structure			
	Floating Rate	Variable Rate	Fixed Rate	Total
Commercial and industrial	$ 555,805	$ 218,846	$ 572,093	$ 1,346,744
Real Estate:				
Commercial real estate (including multi-family residential)	255,709	189,326	317,876	762,911
Commercial real estate construction and land development	665,471	1,145,279	2,030,230	3,840,981
1-4 family residential (including home equity)	61,787	328,438	736,298	1,126,523
Residential construction	73,969	33,343	30,544	137,855
Consumer and other	20,731	-	51,602	72,333
Total Loans	**$ 1,633,472**	**$ 1,915,232**	**$ 3,738,643**	**$ 7,287,347**
% Total Loans	*22.42%*	*26.28%*	*51.30%*	*100.00%*
Wtg Avg Rate	*8.63%*	*6.59%*	*5.98%*	


Floating-22.41%
WA Rate-8.63%
Fixed-51.31%
WA Rate-5.98%
Variable-26.28%
WA Rate-6.59%

(1) Rates are as of June 30, 2025 and do not include purchase accounting accretion or fee income on loans.

stellar BANCORP, INC.
9

CRE Construction and Development: Q2 2025



Retail
4.9%
Other
12.1%
Commercial Development
1.6%
Land - Residential Lot
6.3%
Residential Subdivision
2.7%
Multi-family - Market Rate
8.2%
Land - Commercial
36.8%
Warehouse
9.4%
Multi-family - CD
18.0%

CRE Construction Lending Highlights

- Total committed exposure for CRE construction loans was $1.24 billion at June 30, 2025 and $1.05 billion at March 31, 2025.
- The largest category of CRE construction loans was Land – Commercial at $280.8 million outstanding, or 36.8%, of CRE construction loans at June 30, 2025.
- Owner-occupied CRE construction loans were 13.4% of CRE construction loans at June 30, 2025.

Loan Type	Q2 2025			Q1 2025		
	Number	Balance	Average Loan Size	Number	Balance	Average Loan Size
	(Dollars in thousands)			(Dollars in thousands)		
Land - Commercial[1]	391	$ 280,812	$ 718	406	$ 283,521	$ 698
Multi-family - CD[2]	15	137,320	9,155	14	115,190	8,228
Other	87	92,540	1,064	82	70,154	856
Multi-family - Market Rate	9	62,518	6,946	7	67,873	9,696
Warehouse	30	71,448	2,382	24	66,466	2,769
Land - Residential Lot	215	47,969	223	220	49,188	224
Retail	13	37,384	2,876	13	35,798	2,754
Commercial Development	6	12,134	2,022	5	10,874	2,175
Residential Subdivision	9	20,786	2,310	8	22,424	2,803
Total	775	$ 762,911	984	779	$ 721,488	926

(1) Includes loans that are secured by commercial properties that are in some stage of construction, land with improvements but valued as and only with intent to remove and construct new structures in the future and raw land.
(2) Multi-family community development loans ("CD").

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Asset Quality Summary 11 Nonperforming Loans by Type (1) Combined represents the simple addition of legacy balances for 2022; estimated.  Nonperforming loans to total loans: • 0.69% at June 30, 2025 compared to 0.75% as of March 31, 2025  Allowance for credit losses on loans to nonperforming loans: • 164.67% at June 30, 2025 compared to 153.61% as of March 31, 2025  Allowance for credit losses on loans: • $83.2 million, or 1.14% of total loans, at June 30, 2025, compared to $83.7 million, or 1.15% of total loans, as of March 31, 2025 Q2 2025 Q1 2025 Total nonperforming loans 50,505$ 54,518$ Nonperforming loans to total loans 0.69% 0.75% Total nonperforming assets 58,157$ 59,672$ 0.55% 0.57% Net charge-offs (recoveries) 207$ 163$ 0.01% 0.01% (Dollars in thousands) Nonperforming assets to total assets Net charge-offs to average loans (annualized) C&I 26.5% Other 0.7% CRE 46.3% CRE C&D 6.8% 1-4 Family 19.7% Nonaccrual Loans with No Related Allowance Nonaccrual Loans with Related Allowance Total Nonaccrual Loans Commercial and industrial 6,320$ 7,075$ 13,395$ Commercial real estate (including multi-family residential) 11,626 11,733 23,359 Commercial real estate construction and land development 3,125 287 3,412 1-4 family residential (including equity) 6,600 3,365 9,965 Residential construction 176 — 176 Consumer and other 59 139 198 Total 27,906$ 22,599$ 50,505$ (In thousands)

Regulatory Capital Ratios 12 (1) Refer to the calculation of this non-GAAP financial measure and a reconciliation to its most directly comparable GAAP financial measure in the appendix. Minimum Required Plus Capital Conservation Buffer Consolidated Capital Ratios Estimated Total Capital Ratio (to risk-weighted assets) 15.98% 15.97% 10.50% Estimated Common Equity Tier 1 Capital Ratio (to risk-weighted assets) 14.06% 14.05% 7.00% Estimated Tier 1 Capital Ratio (to risk-weighted assets) 14.18% 14.17% 8.50% Estimated Tier 1 Leverage Ratio (to average tangible assets) 11.44% 11.20% 4.00% Tangible Equity to Tangible Assets (1) 10.34% 10.42% N/A Bank Capital Ratios Estimated Total Capital Ratio (to risk-weighted assets) 15.39% 15.40% 10.50% Estimated Common Equity Tier 1 Capital Ratio (to risk-weighted assets) 14.18% 14.20% 7.00% Estimated Tier 1 Capital Ratio (to risk-weighted assets) 14.18% 14.20% 8.50% Estimated Tier 1 Leverage Ratio (to average tangible assets) 11.44% 11.22% 4.00% June 30, 2025 March 31, 2025

13 Key Takeaways Excellent core funding profile Strong earnings power and franchise value in one of the best markets in the U.S. Key success factors: Credit performance and risk management Significant financial flexibility Positioned for continued strong internal capital generation

Diverse and Strong Markets of Operation

Greater Houston Market

- Houston's **25.1% GDP growth** from '21 to '23 ranked first out of the 20 most populus U.S. metro areas
- Houston has the **3rd lowest cost of living** out of the top 20 most populous U.S. metro areas
- **23rd** largest economy in the world – if ranked as a country
- **14th** largest population in the U.S – if ranked as a state
- Port Houston is the busiest Gulf Coast container port, the Houston Ship Channel is **#1** ranked U.S. port in total foreign and domestic waterborne tonnage
- Houston is home to the Texas Medical Center, the world's largest medical complex, which has 10 million annual patient encounters
- Business friendly: **#3** among U.S. metro areas in Fortune 500 headquarters (24)
- Major business clusters in Beaumont-Port Arthur area include chemical and petroleum manufacturing, materials manufacturing and transportation

Houston is Diverse, with Significant Economic Tailwinds

Population Change ('20-'25)	**Houston MSA: 7.7%** **Texas: 7.2% / U.S: 1.9%**
Median Household Income ('25)	**Houston MSA: $78,845** **Texas: $76,585 / U.S: $78,770**
Significant Deposit Share	**Stellar has over $8.6 billion in deposits in the Houston region[1]**

Top 10 Bank by Deposits in Houston Region[1] ($B)



JP Morgan $151
Wells Fargo $30.1
BofA $25.3
Zions $13.2
PNC $9.0
Stellar $8.6
Frost $7.8
Prosperity $5.7
Cadence $5.7
Woodforest $5.7

Est. Population Growth '25-'30



6.1%
5.6%
2.4%
Houston MSA
Texas
USA

Est. Number of Households Growth '25-'30



6.4%
6.0%
2.7%
Houston MSA
Texas
USA

Note: Deposit market share based on FDIC data as of June 30, 2024.
1) Houston Region defined as the Houston-Pasadena-The Woodlands and Beaumont-Port Arthur MSAs; Excludes non-retail branches.
Source: S&P Capital IQ Pro, Houston.org, IMF, and Texas Medical Center.

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Diversified and Growing Economy

Commentary

- Houston's economy has become much more diversified over the years, while remaining the energy capital of the United States
- Houston's largest job sector, professional and business services, recovered faster than U.S. and continues to show outsized sector growth
- Mining and logging, wholesale trade, and other services showed a large gain over the last year versus the United States

Diversified Economy by Job Sector[1]



Other Services
4%
Mining and Logging
2%
Information
1%
Professional and Business Services
16%
Education and Health Services
13%
Government
13%
Leisure and Hospitality
10%
Retail Trade
9%
Manufacturing
7%
Construction
7%
Transportation, Warehousing, and Utilities
6%
Financial Activities
5%
Wholesale Trade
5%

1) Data is preliminary as of January 2025 not seasonally adjusted, from the U.S. Bureau of Labor Statistics.
Source: U.S. Bureau of Labor Statistics.

Houston vs. U.S. Job Change by Industry (Jan '24 – Jan '25)[1]



Mining and Logging
4.2%
Private Education and Health Services
2.1%
Financial Activities
(0.2)%
Leisure and Hospitality
1.5%
Professional and Business Services
2.0%
Information
(4.9)%
Wholesale Trade
2.2%
Transportation, Warehousing, and Utilities
1.4%
Government
1.5%
Total Nonfarm
1.7%
Manufacturing
1.4%
Construction
1.8%
Retail Trade
0.2%
Other Services
6.6%
United States
Houston MSA

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2.0 3.0 4.0 5.0 6.0 7.0 2.0 2.5 3.0 3.5 4.0 2007 2009 2011 2013 2015 2017 2019 2021 2023 Houston is a Resilient Market 16  Since the Great Recession, Houston has proven its resiliency, weathering economic cycles and natural disasters − Houston welcomed 2.2 million new residents and created over one million jobs since 2007 P op u lation (M ) O il Pr ic e D ec lin e G re at R ec es si on Ik e H ar ve y C O V ID -1 9 E m p lo ym en t ( M ) Employment Population1) Data is preliminary as of January 2025 not seasonally adjusted, from the U.S. Bureau of Labor Statistics. Source: U.S. Bureau of Labor Statistics, Texas Workforce Commission.

197,171 0 50,000 100,000 150,000 200,000 250,000 N ew Y or k H ou st on D al la s M ia m i W as hi ng to n Ph oe ni x O rla nd o At la nt a C hi ca go Se at tle Houston’s Growth Projected to Continue 17 Source: S&P Capital IQ Pro; U.S. Census Bureau. 2010-2025 Population Change (%) Houston had the second highest net migration in 2024 10 most populated metros 2.44% -0.43% -2.55% 31.40% 30.06% 24.26% 9.36% New York MSA Los Angeles MSA Chicago MSA Dallas MSA Houston MSA Texas U.S. • Houston has seen tremendous growth over the past ten years, aided by the relocation of multiple Fortune 500 companies • The continued growth of the Houston metro will strengthen and diversify the greater economy, benefiting the businesses and constituents Houston added ~198,000 people by net migration in 2024, second only to New York

$94,960 $91,380 $86,627 $88,783 $78,845 $76,585 $78,770 New York MSA Los Angeles MSA Chicago MSA Dallas MSA Houston MSA Texas U.S. $850,000 $1,072,000 $350,000 $395,000 $314,900 $334,900 $418,284 New York Los Angeles Chicago Dallas Houston Texas U.S. 9.0x 11.7x 4.0x 4.4x 4.0x 4.4x 5.3x New York MSA Los Angeles MSA Chicago MSA Dallas MSA Houston MSA Texas U.S. Housing Market and Cost of Living 18 • Cost of living in Houston is 5.3% less than that of the U.S. market average while the median household income is in line with U.S. median • Houston is #1 in U.S. annual new home construction 20 25 M ed ia n H ou se ho ld In co m e 20 25 M ed ia n H om e Pr ic e (1) M ed ia n H om e P ri ce to H H I R at io (1) Home price shown for each respective city. Source: S&P Capital IQ Pro; Redfin (March 2025); Houston.org.

Appendix: Non-GAAP Reconciliation[1]

	Q2 2025	Q1 2025
	(Dollars in thousands)	
Total shareholders' equity	$ 1,603,834	$ 1,610,832
Less: Goodwill and core deposit intangibles, net	578,786	584,325
Tangible shareholders' equity	$ 1,025,048	$ 1,026,507
Shares outstanding at end of period	51,398	52,141
Tangible book value per share	**$ 19.94**	**$ 19.69**
Average shareholders'equity	$ 1,595,540	$ 1,614,242
Less: Average goodwill and core deposit intangibles, net	581,438	586,895
Average tangible shareholders'equity	$ 1,014,102	$ 1,027,347
Net income	$ 26,352	$ 24,702
Add:Core deposit amortization, net of tax	4,383	4,383
Adjusted net income	$ 30,735	$ 29,085
Return on average tangible equity[2][3]	**12.16%**	**11.48%**
Total assets	$ 10,493,010	$ 10,434,887
Less: Goodwill and core deposit intangibles, net	578,786	584,325
Tangible assets	$ 9,914,224	$ 9,850,562
Tangible equity to tangible assets	**10.34%**	**10.42%**
Net interest income (tax equivalent)	$ 98,427	$ 99,353
Less: Purchase accounting accretion	5,344	5,397
Adjusted net interest income (tax equivalent)	$ 93,083	$ 93,956
Average earning assets	$ 9,448,589	$ 9,592,205
Net interest margin (tax equivalent)[2]	4.18%	4.20%
Net interest margin (tax equivalent) excluding PAA[2]	**3.95%**	**3.97%**
Interest on loans, as reported	$ 121,814	$ 120,640
Less: Purchase accounting accretion	5,344	5,397
Interest on loans without loan accretion	$ 116,470	$ 115,243
Average loans	$ 7,282,609	$ 7,344,298
Loan yield, as reported	6.71%	6.66%
Loan yield, without loan accretion	**6.41%**	**6.36%**
Interest on interest-earning assets, as reported	$ 142,699	$ 142,320
Less: Purchase accounting accretion	5,344	5,397
Interest on interest-earnings assets without loan accretion	$ 137,355	$ 136,923
Average interest-earning assets	$ 9,448,589	$ 9,592,205
Yield on interest-earnings assets, as reported	6.06%	6.02%
Yield on interest-earnings assets, without loan accretion	**5.83%**	**5.79%**

(1) See the disclosure under the heading "GAAP Reconciliation of Non-GAAP Financial Measures" on slide 2 regarding the use of non-GAAP financial measures.
(2) Interim periods annualized.
(3) The calculation of return on average tangible equity has been adjusted from prior period disclosures. The periods presented above have been recalculated and disclosed under the same calculation.

stellar BANCORP, INC.
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20 NYSE: STEL